UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2014 (May 22, 2014)

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 39th Floor New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On May 22, 2014, iStar Financial Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders in New York, New York for the purpose of: (i) electing six directors to its board of directors, (ii) approving the Company’s 2013 Performance Incentive Plan, (iii) approving an amendment to the Company’s 2009 Long-Term Incentive Plan and the performance-based provisions of such plan, (iv) ratifying the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2014 and (v) approving, on an advisory basis, the compensation of its named executive officers and other named officers.  The final voting results for each of the proposals submitted to a vote of shareholders at the annual meeting are set forth below.

Proposal 1.  Election of Directors:  At the annual meeting, six directors were elected for terms expiring in 2015.  For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes

Jay Sugarman	56,948,531	1,211,959	19,541,250

Robert W. Holman, Jr.	57,242,737	917,753	19,541,250

Robin Josephs	57,312,841	847,649	19,541,250

John G. McDonald	55,704,742	2,455,748	19,541,250

Dale Ann Reiss	57,949,906	210,584	19,541,250

Barry W. Ridings	57,634,902	525,588	19,541,250

Proposal 2.  Approval of the Company’s 2013 Performance Incentive Plan:  At the annual meeting, the shareholders approved the Company’s 2013 Performance Incentive Plan and approved the performance-based provisions of such plan.  The number of votes cast for and against the approval of the Company’s 2013 Performance Incentive Plan and the performance-based provisions of such plan and the number of abstentions were as follows:

For	Against	Abstentions	Broker Non-Votes

55,520,406	2,427,977	212,107	19,541,250

Proposal 3. Approval of the Amendment of the Company’s 2009 Long-Term Incentive Plan: At the annual meeting, the shareholders approved an amendment to the Company’s 2009 Long-Term Incentive Plan. The number of votes cast for and against the approval of the amendment of the Company’s 2009 Long-Term Incentive Plan and the number of abstentions were as follows:

For	Against	Abstentions	Broker Non-Votes

56,745,358	1,290,264	124,868	19,541,250

Proposal 4.  Ratification of Independent Registered Public Accounting Firm:  At the annual meeting, the shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.  The number of votes cast for and against the ratification of the selection of independent registered public accounting firm and the number of abstentions were as follows:

For	Against	Abstentions

77,192,196	444,993	64,551

Proposal 5.  Shareholder Advisory (Non-Binding) Vote on Executive Compensation:  At the annual meeting, the votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes

53,990,776	3,931,012	238,702	19,541,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: May 29, 2014	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer